Exhibit 10.7

AMENDMENT NO. 1

TO

REVOLVING NOTE

This AMENDMENT NO. 1 TO REVOLVING NOTE (this “Amendment”) is made as of December 15, 2009 by and between DENTAL CARE PLUS, INC., an Ohio corporation (“Borrower”), and FIFTH THIRD BANK, an Ohio banking corporation (“Lender”), under the following circumstances:

A. Lender has made available to Borrower a $650,000.00 line of credit as evidenced by Borrower’s Revolving Note dated as of December 18, 2008 (as amended hereby and from time to time, the “Note”). Capitalized terms not otherwise defined herein having the respective meanings ascribed to those terms by the Note.

B. Borrower and Lender now desire to amend the Note as set forth below

NOW THEREFORE, by mutual agreement of the parties and in mutual consideration of these premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

Section 1. Amendment to Note. The Note is modified to read as follows: The “Maturity Date” of the Note as set forth in the first paragraph of Section 1 of the Note is hereby extended to December 15, 2010.

Section 2. Representations and Warranties of Borrower. Borrower hereby represents and warrants that:

(a) The Note, as amended hereby, remains unmodified and in full force and effect.

(b) No Event of Default is continuing under the Note.

(c) All of the representations and warranties of Borrower set forth in the Note, as amended hereby, are true and correct in all material respects as if made on such on the date of this Amendment.

(d) The Borrower has no cause of action, at law or in equity, against Lender, including, without limitation, any offset, counterclaim or defense with respect to the Note, the loan evidenced thereby, the other Loan Documents, or any document executed and delivered in connection with the Note or the other Loan Documents.

Section 3. Effective Date. This Amendment shall become effective as of its date upon the execution and delivery of this Amendment by the parties hereto.

Section 4. Fees, Costs and Expenses. Borrower hereby agrees to (a) pay to the Lender on the date hereof a note processing fee in the amount $500.00 and (b) reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with this Amendment and the transactions contemplated hereby, including its reasonable legal fees and expenses. Borrower hereby irrevocably authorizes and directs the Lender to debit its commercial operating account at the Lender for the payment of such fees, costs and expenses.

Section 5. Miscellaneous. Lender and Borrower hereby agree as follows:

(a) This Amendment is limited precisely as written and shall not (i) constitute a consent under or waiver or modification of any other term or condition of the Note, or (ii) prejudice or otherwise effect any right or privilege which Lender now has or may have in the future under the Note. Except as expressly amended and modified by this Amendment, the Note shall continue in full force and effect in accordance with its terms.

(b) This Amendment may be executed in any one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(c) This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Ohio.

(d) Borrower authorizes any attorney of record to appear for it in any court of record in the State of Ohio, after any Obligation due under the Note, as amended, becomes due and payable whether by its terms or upon default, waive the issuance and service of process, and release all errors, and confess a judgment against it in favor of the holder of such Obligation, for the principal amount of such Obligation plus interest thereon, together with court costs and attorneys’ fees. Stay of execution and all exemptions are hereby waived. If an Obligation is referred to an attorney for collection, and the payment is obtained without the entry of a judgment, Borrower shall pay to the holder of such obligation its attorneys’ fees. Borrower waives any conflict of interest caused by an attorney that represents Lender acting as attorney for Borrower as set forth in this paragraph. Borrower also agrees that the attorney acting for Borrower as set forth in this paragraph may be compensated by Lender for such services, and each obligor waives any conflict of interest caused by such compensation arrangement.

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IN WITNESS WHEREOF, Borrower and Lender have executed this Amendment by their duly authorized representatives as of the date first above written in Cincinnati, Ohio.

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

DENTAL CARE PLUS, INC.

By:	/s/ Robert C. Hodgkins, Jr.
Name:	Robert C. Hodgkins, Jr.
Title:	Vice President & CEO

FIFTH THIRD BANK

By:	/s/ Tiffany N. Berman
Its:	AVP

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